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June 17, 2009

Overview

On June 15, 2009, a special shareholder meeting was held to seek approval for a number of fund mergers, election of trustees and other changes to certain JPMorgan Funds. The outcome of the shareholder meeting for each proposal is outlined below by Fund. To learn more about the outcome of the shareholder meeting and what happens next, refer to the FAQs.

Outcome of the Shareholder Meeting for Proposed Equity and Fixed Income Funds Mergers:

Acquired Funds	Acquiring Funds	Outcome of the Shareholder Meeting
JPMorgan Capital Growth Fund merges with and into	JPMorgan Diversified Mid Cap Growth Fund (to be renamed JPMorgan Mid Cap Growth Fund effective June 27, 2009).	Approved
JPMorgan Tax Aware Short-Intermediate Income Fund* merges with and into	JPMorgan Short-Intermediate Municipal Bond Fund (formerly JPMorgan Short Term Municipal Bond Fund)	Approved
JPMorgan Intermediate Bond Fund merges with and into	JPMorgan Core Bond Fund	Approved
JPMorgan Kentucky Municipal Bond Fund** merges with and into	JPMorgan Intermediate Tax Free Bond Fund	Approved
JPMorgan West Virginia** Municipal Bond Fund merges with and into	JPMorgan Intermediate Tax Free Bond Fund	Approved
JPMorgan Diversified Mid Cap Value Fund merges with and into	JPMorgan Mid Cap Value Fund	Meeting Adjourned until June 22, 2009
JPMorgan Bond Fund merges with and into	JPMorgan Core Plus Bond Fund	Meeting Adjourned until June 22, 2009
JPMorgan Short Term Bond Fund merges with and into	JPMorgan Short Duration Bond Fund	Meeting Adjourned until June 22, 2009
JPMorgan Tax Aware Enhanced Income Fund* merges with and into	JPMorgan Short-Intermediate Municipal Bond Fund (formerly JPMorgan Short Term Municipal Bond Fund)	Meeting Adjourned until June 22, 2009
JPMorgan Louisiana Municipal Bond Fund** merges with and into	JPMorgan Intermediate Tax Free Bond Fund	Meeting Adjourned until June 22, 2009

* Both JPMorgan Tax Aware Enhanced Income Fund and JPMorgan Tax Aware Short-Intermediate Income Fund were proposed to merge into JPMorgan Short-Intermediate Municipal Bond Fund (formerly JPMorgan Short Term Municipal Bond Fund). Each merger is independent of the other and not contingent on receipt of both sets of shareholders’ approvals; therefore, the JPMorgan Tax Aware Short-Intermediate Income Fund will merge into the JPMorgan Short-Intermediate Municipal Bond Fund even if shareholders of the JPMorgan Tax Aware Enhanced Income Fund do not approve a merger of their Fund.

** Each of the JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, and JPMorgan West Virginia Municipal Bond Fund are proposed to merge into JPMorgan Intermediate Tax Free Bond Fund. Each merger is independent of the others and not contingent on receipt of all three Acquired Funds’ shareholders’ approvals; therefore, the JPMorgan Kentucky Municipal Bond Fund and the JPMorgan West Virginia Municipal Bond Fund will merge into the JPMorgan Intermediate Tax Free Bond Fund even if shareholders of the JPMorgan Louisiana Municipal Bond Fund do not approve a merger of their Fund.

To vote your proxy for any merger proposal for which the shareholder meeting was adjourned, you may do so by completing, signing, and returning your proxy card by mail.  To vote by telephone call the toll-free number that appears on your proxy card or to vote by Internet at www.proxy-direct.com

Outcome of the Shareholder Meeting for Election of Trustees and Other Proposed Fund Changes

Fund Name	Proposal	Outcome of the Shareholder Meeting
JPMorgan Funds 41 Funds electing existing trustees	1 proposal to approve: • Election of 13 Existing Trustees	• Approved
JPMorgan Diversified Mid Cap Growth Fund JPMorgan Large Cap Growth Fund JPMorgan Government Bond Fund	1 proposal to approve: • Replacement of fundamental investment objectives with new non-fundamental investment objectives.	• Proposals for all 3 Funds were not approved

Fund Name	Proposal	Outcome of the Shareholder Meeting
JPMorgan High Yield Bond Fund

2 proposals to approve:

•

Replacement of a fundamental investment objective with a new non-fundamental investment objective.

•

Elimination of a fundamental investment policy that requires the Fund to invest at least 80% of its assets in bonds.

• Not approved • Approved
JPMorgan Investor Conservative Growth Fund JPMorgan Investor Balanced Fund JPMorgan Investor Growth & Income Fund JPMorgan Investor Growth Fund

2 proposals to approve:

•

Replacement of fundamental investment objectives with new non-fundamental investment objectives.

•

Elimination of a fundamental investment restriction for these Funds, which currently allows them only to invest in other J.P. Morgan Funds.

• Meeting adjourned for each of the proposals for the Investor Funds until June 22, 2009

To vote your proxy for the Investor Funds proposals for which the shareholder meeting was adjourned, you may do so by completing, signing, and returning your proxy card by mail.  To vote by telephone call the toll-free number that appears on your proxy card or to vote by Internet click here //www.proxy-direct.com

June 17, 2009

Q&A for the Outcome of the Shareholder Meeting for Proposed Equity and Fixed Income Funds Mergers

What was the outcome of the shareholder meeting on June 15, 2009?

Acquired Funds	Acquiring Funds	Outcome of the Shareholder Meeting
JPMorgan Capital Growth Fund merges with and into	JPMorgan Diversified Mid Cap Growth Fund (to be renamed JPMorgan Mid Cap Growth Fund effective June 27, 2009).	Approved
JPMorgan Tax Aware Short-Intermediate Income Fund* merges with and into	JPMorgan Short-Intermediate Municipal Bond Fund (formerly JPMorgan Short Term Municipal Bond Fund)	Approved
JPMorgan Intermediate Bond Fund merges with and into	JPMorgan Core Bond Fund	Approved
JPMorgan Kentucky Municipal Bond Fund** merges with and into	JPMorgan Intermediate Tax Free Bond Fund	Approved
JPMorgan West Virginia** Municipal Bond Fund merges with and into	JPMorgan Intermediate Tax Free Bond Fund	Approved
JPMorgan Diversified Mid Cap Value Fund merges with and into	JPMorgan Mid Cap Value Fund	Meeting Adjourned until June 22, 2009
JPMorgan Bond Fund merges with and into	JPMorgan Core Plus Bond Fund	Meeting Adjourned until June 22, 2009
JPMorgan Short Term Bond Fund merges with and into	JPMorgan Short Duration Bond Fund	Meeting Adjourned until June 22, 2009
JPMorgan Tax Aware Enhanced Income Fund* merges with and into	JPMorgan Short-Intermediate Municipal Bond Fund (formerly JPMorgan Short Term Municipal Bond Fund)	Meeting Adjourned until June 22, 2009
JPMorgan Louisiana Municipal Bond Fund** merges with and into	JPMorgan Intermediate Tax Free Bond Fund	Meeting Adjourned until June 22, 2009

* Both JPMorgan Tax Aware Enhanced Income Fund and JPMorgan Tax Aware Short-Intermediate Income Fund were proposed to merge into JPMorgan Short-Intermediate Municipal Bond Fund (formerly JPMorgan Short Term Municipal Bond Fund). Each merger is independent of the other and not contingent on receipt of both sets of shareholders’ approvals; therefore, the JPMorgan Tax Aware Short-Intermediate Income Fund will merge into the JPMorgan Short-Intermediate Municipal Bond Fund even if shareholders of the JPMorgan Tax Aware Enhanced Income Fund do not approve a merger of their Fund.

** Each of the JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, and JPMorgan West Virginia Municipal Bond Fund are proposed to merge into JPMorgan Intermediate Tax Free Bond Fund. Each merger is independent of the others and not contingent on receipt of all three Acquired Funds’ shareholders’ approvals; therefore, the JPMorgan Kentucky Municipal Bond Fund and the JPMorgan West Virginia Municipal Bond Fund will merge into the JPMorgan Intermediate Tax Free Bond Fund even if shareholders of the JPMorgan Louisiana Municipal Bond Fund do not approve a merger of their Fund.

Q&A for Proposed Mergers for which the Shareholder Meeting was Adjourned

What does it mean that the shareholder meeting was adjourned for some proposed mergers and what actions do shareholders need to take?

The shareholder meeting was adjourned until Monday, June 22, 2009 at 4:00 p.m., New York time, for some proposed mergers to provide more time for shareholders to cast their votes.  If you have voted your shares no action is necessary.  If you have not voted your shares, you may complete, sign and date your proxy card and return it by mail.  You may also vote your shares by calling 1-866-963-6135 or you may vote your shares online at www.proxy-direct.com

When will the proposed mergers for which the shareholder meeting was adjourned occur?

The shareholder meeting for those proposed mergers was adjourned until Monday, June 22, 2009.  If approved by the shareholders at the June 22 Meeting, the mergers are expected to close as of the close of business on Friday, June 26, 2009.

Q&A for Mergers Approved by Shareholders

When will the mergers take place?

It is anticipated that the Fund mergers will become effective as of the close of business on Friday, June 26, 2009.

How will a shareholder in an Acquired Fund be affected?

After the close of business on June 26, the assets and liabilities of each Acquired Fund will be combined with those of a corresponding Acquiring Fund.  Following the merger, shareholders will receive shares of the Acquiring Fund that in total are equal in total dollar value to the shares of the Fund they owned immediately prior to the merger.

What class of shares will shareholders receive?

Upon merger completion, shareholders will receive the following shares:

Acquired Fund		Acquiring Fund
JPMorgan Capital Growth Fund		JPMorgan Diversified Mid Cap Growth Fund
Class A	→	Class A
Class B	→	Class B
Class C	→	Class C
Select Class	→	Select Class
Class R2	→	Class R2*

JPMorgan Tax Aware Short-Intermediate Income Fund		JPMorgan Short-Intermediate Municipal Bond Fund
Select Class	→	Select Class
Institutional Class	→	Institutional Class**

JPMorgan Intermediate Bond Fund		JPMorgan Core Bond Fund
Class A	→	Class A
Class B	→	Class B
Class C	→	Class C
Select Class	→	Select Class
Ultra	→	Ultra

JPMorgan Kentucky Municipal Bond Fund		JPMorgan Intermediate Tax Free Bond Fund
Class A	→	Class A
Class B	→	Class B
Select Class	→	Select Class

JPMorgan West Virginia Municipal Bond Fund		JPMorgan Intermediate Tax Free Bond Fund
Class A	→	Class A

Acquired Fund		Acquiring Fund
Class B	→	Class B
Select	→	Select

*

Class R2 will be added to the JPMorgan Diversified Mid Cap Growth Fund to accommodate the merger.

**

An Institutional Class will be added to the JPMorgan Short-Intermediate Municipal Bond Fund to accommodate the merger.

Will the mergers change fees charged to shareholders?

The Advisors, the Administrator and the Distributor have committed to waiving their fees and/or reimbursing the expenses of the Acquiring Funds in order to maintain the net expense ratios (excluding any fees and expenses associated with investment in other funds, dividend expenses related to short sales, interest (including interest related to investments in inverse floaters), taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) at a level equal to or less than those in place prior to the merger for the applicable class until June 30, 2010, for fixed income funds, and October 31, 2010, for equity funds. There is no guarantee that such waivers/reimbursements will be continued after these dates.

The investment advisory fee for the JPMorgan Diversified Mid Cap Growth Fund is 65 basis points, 25 basis points higher than the investment advisory fee for JPMorgan Capital Growth Fund. However, the Advisor, Administrator and Distributor will waive their fees and/or reimburse expenses so that the net expense level for each class of JPMorgan Diversified Mid Cap Growth Fund, post-merger, will be equal to or less than the net expense level for each class of the JPMorgan Capital Growth Fund in effect prior to the merger until October 31, 2010.  There is no guarantee that such waivers/reimbursements will be continued after October 31, 2010.

Will shareholders have to pay any sales load, commission, redemption fee, or other transactional fee in connection with the mergers?

No.  The full value of shares will be exchanged for shares of the indicated class of the corresponding funds without any sales load, commission, redemption fee or other transactional fee being imposed.  The Advisors, Distributor or Administrator will waive fees or reimburse the Funds for the costs and expenses of the mergers, except for brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets, which will be borne by the particular Funds.

Will the Acquired Funds be closed to new purchases?

The Acquired Funds will continue to accept new purchases.  Effective Monday, June 22, 2009 all Acquired Funds will have a T+ 1 settlement. Effective, Wednesday, June 24, 2009 trading through NSCC will be suspended.

After the merger date, purchases received from direct investors for accounts previously held in Acquired Funds will be made into the Acquiring Fund.

Will the CUSIPs and ticker symbols of the Acquiring Funds change?

The CUSIPs and ticker symbols of the surviving funds will not change.

What will shareholders receive to confirm the completion of the merger of the Funds?

The mergers of the Funds are expected to occur on June 26, 2009.   A confirmation statement will be mailed on or about June 29, 2009 to shareholders who owned Acquired Funds that were merged away on June 26, 2009.

Q&A for Distributions for Acquired and Acquiring Funds

What Funds may pay distributions on June 24, 2009?

All Funds listed in the table below may have distributions to pay on June 24, 2009 in preparation for the mergers:

JPMorgan Tax Aware Short-Intermediate Income Fund	JPMorgan Core Bond Fund
JPMorgan Intermediate Bond Fund	JPMorgan Intermediate Tax Free Bond Fund
JPMorgan Kentucky Municipal Bond Fund	JPMorgan West Virginia Municipal Bond Fund
JPMorgan Short-Intermediate Municipal Bond Fund

A Fund must have undistributed net income and/or gains realized to date in order to have any income or gains to distribute.  If a Fund has no undistributed income and no gains to date, the Fund will not have a distribution on June 24, 2009.

Why are the Funds paying distributions?

In order to ensure tax-free treatment of the mergers, the Acquired Funds in the mergers need to distribute substantially all of their income and gains realized to date prior to the date of the mergers. In addition, the Acquiring Funds will also distribute substantially all of their income and gains realized to date prior to the date of the mergers.

Which of these Acquired and Acquiring Funds will be distributing capital gains and is it possible that an Acquired or Acquiring Fund may not make any distribution at all?

All Acquired and Acquiring Funds that have generated realized capital gains to date, and do not have capital loss carryforwards to offset these gains will be distributing capital gains on June 24th.  It is possible that one or more Funds above have no net income or net gains to date, and will therefore not distribute anything on June 24th.

What is the distribution schedule for the Acquired and Acquiring Funds involved in the merger?

The Distribution Schedule for the Acquired and Acquiring Funds is:

•

Record Date 06/22/09

•

Ex Date 06/23/09

•

Pay Date 06/24/09

When will the distribution schedule on the website be updated to reflect which Acquired and Acquiring Funds will have distributions?

The distribution schedule on the website will be updated on or about June 17th with the Funds which were approved by shareholders at the Shareholder Meeting on June 15th.  In addition, the distribution schedule will also be updated on or about June 23rd, if additional merger approvals are received at the June 22nd Shareholder Meeting.

When will estimates of the amounts being distributed and their character as income or gain be available?

Estimates are expected to be available on June 21, 2009.

Will the net asset value (NAV) of any of these Funds drop because of these distributions?

The NAV per share will drop. If you reinvest your distribution, you will own more shares at a lower price and have the same total investment in the Fund, assuming no market fluctuation between distribution and reinvestment.

Some Acquiring Funds are scheduled to distribute income at the very end of June, with the ex-date of June 30th. Will these Funds also distribute their normally scheduled June 30th dividend?

No. If an Acquiring Fund distributes on June 24, 2009, unless there are extraordinary circumstances, we do not anticipate making additional distributions on June 30, 2009.

Some of the Acquiring Funds pay monthly distributions. When will the next monthly distributions be paid?

The Funds will not pay monthly distributions on June 30, 2009. The next monthly distributions will be paid in July, according to schedule, with ex-date July 31, 2009.

If an Acquiring Fund distributes capital gains on June 24th, will the Fund also distribute another gain in December?

If an Acquiring Fund has any net capital gains between June 24th and October 31st, we may need to pay out these gains in December. If the Fund has no net capital gains between June 24th and October 31st, there will likely be no additional distribution.

Contact JPMorgan Funds Distribution Services at (1-800-480-4111) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

J. P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds. Products and services are offered by JPMorgan Distribution Services, Inc.

June 17, 2009

Q&A for Outcome of the Shareholder Meeting for Election of Trustees and Fundamental Policy Changes

What was the outcome of the shareholder meeting on June 15, 2009?

Fund Name	Proposal	Outcome of the Shareholder Meeting
JPMorgan Funds 41 Funds electing existing trustees	1 proposal to approve: • Election of 13 Existing Trustees	• Approved
JPMorgan Diversified Mid Cap Growth Fund JPMorgan Large Cap Growth Fund JPMorgan Government Bond Fund	1 proposal to approve: • Replacement of fundamental investment objectives with new non-fundamental investment objectives.	• Proposals for all 3 Funds were not approved
JPMorgan High Yield Bond Fund

2 proposals to approve:

•

Replacement of a fundamental investment objective with a new non-fundamental investment objective.

•

Elimination of a fundamental investment policy that requires the Fund to invest at least 80% of its assets in bonds.

• Not approved • Approved
JPMorgan Investor Conservative Growth Fund JPMorgan Investor Balanced Fund JPMorgan Investor Growth & Income Fund JPMorgan Investor Growth Fund

2 proposals to approve:

•

Replacement of fundamental investment objectives with new non-fundamental investment objectives.

•

Elimination of a fundamental investment restriction for these Funds, which currently allows them only to invest in other J.P. Morgan Funds.

• Meeting adjourned for each of the proposals for the Investor Funds until June 22, 2009

What happens as a result of shareholders not approving the changes to the fundamental investment objectives of the Diversified Mid Cap Growth Fund, Large Cap Growth Fund and Government Bond Fund?

The investment objective of each Fund will remain fundamental and remain the same as disclosed in the current prospectus. Supplements to the prospectuses with these details have been filed with the SEC and are posted to jpmorganfunds.com.

What happens as a result of shareholders approving the proposal to eliminate the High Yield Bond Fund’s fundamental investment policy but not approving the change to its fundamental investment objective?

The proposal to change the Fund’s fundamental investment objective was independent of the proposal to eliminate a fundamental investment policy of the Fund requiring it to invest 80% of its assets in “bonds” (the “80% Bond Policy”).

The investment objective of the JPMorgan High Yield Bond Fund will continue to be:  “The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated.  Capital appreciation is a secondary objective.”

Although the investment objective will remain the same, the 80% Bond Policy will be eliminated and the Fund will change its name to the “JPMorgan High Yield Fund” effective September 14, 2009 (the “Effective Date”).  In addition, the Fund will change some of its investment strategies and policies on the Effective Date.

A supplement to the prospectus detailing all of the changes to the fund will be posted to jpmorganfunds.com and mailed to shareholders.  Please refer to the prospectus supplement for further details.

What does it mean that the shareholder meeting was adjourned with respect to the proposals for the Investor Funds and what actions do shareholders need to take?

The shareholder meeting was adjourned until Monday, June 22, 2009 at 4:00 p.m., New York time, to provide more time for shareholders to cast their votes.  If you have voted your shares no action is necessary.  If you have not voted your shares, you may complete, sign and date your proxy card and return it by mail. You may also vote your shares by calling 1-866-963-6135 or you may vote your shares online, at www.proxy-direct.com

Contact JPMorgan Funds Distribution Services at 1-800-338-4345 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds. Products and services are offered by JPMorgan Distribution Services, Inc.